SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                       Date of Report - December 29, 1997
                       -----------------------------------
                        (Date of Earliest Event Reported)




                              EQUITY ONE ABS, INC.
                              --------------------
          (as depositor under a certain Pooling and Servicing Agreement dated as of June 1, 1997, providing for the issuance of Mortgage Pass-Through
                          Certificates, Series 1997-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-24599                   52-2029487
------------------------     ---------------------       -----------------------
(State of Incorporation)     (Commission File No.)       (IRS Employer I.D. No.)


     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160

Item 5.  Other Events


         (i) Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class A Certificateholders with respect to the December 26, 1997 Distribution Date.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     EQUITY ONE ABS, INC.



                                                     By: /s/ Dennis Kildea
                                                         --------------------
                                                             Dennis Kildea,
                                                             Vice President


Dated: December 31, 1997

                                                                         ANNEX A
                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-1
                        STATEMENT TO CERTIFICATEHOLDERS
================================================================================
                                                                         PAGE #1
       DISTRIBUTION: 26-Dec-97
       RECORD DATE:  24-Dec-97

           ORIGINAL       BEGINNING                                                      ENDING
         CERTIFICATE     CERTIFICATE     PRINCIPAL      INTEREST         TOTAL        CERTIFICATE
CLASS      BALANCE         BALANCE      DISTRIBUTION   DISTRIBUTION   DISTRIBUTION      BALANCE
-----------------------------------------------------------------------------------------------------
 A-1    31,000,000.00   24,037,096.10     951,509.52     132,604.65   1,084,114.17   23,085,586.58
 A-2    24,200,000.00   24,200,000.00           0.00     141,368.33     141,368.33   24,200,000.00
 A-3    14,500,000.00   14,500,000.00           0.00      86,879.17      86,879.17   14,500,000.00
 A-4    12,000,000.00   12,000,000.00           0.00      73,800.00      73,800.00   12,000,000.00
 A-5    21,141,606.00   21,141,606.00           0.00     133,015.94     133,015.94   21,141,606.00
  R           N/A           N/A                 0.00           0.00           0.00        N/A
-----------------------------------------------------------------------------------------------------
TOTALS 102,841,606.00   95,878,702.10     951,509.52     567,668.09   1,519,177.61   94,927,192.58
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

--------------------------------------------------------------------        -------------------------
                   FACTOR INFORMATION PER $1,000                                 PASS THRU RATES

                                                          ENDING
         CUSIP         PRINCIPAL          INTEREST      CERTIFICATE                         PASS
CLASS    NUMBER      DISTRIBUTION       DISTRIBUTION      BALANCE              CLASS     THRU RATE
---------------------------------------------------------------------        ------------------------
 A-1   294751 AA0     30.69385548        4.27756935     744.69634129            A-1       6.62000%
 A-2   294751 AB8      0.00000000        5.84166653    1000.00000000            A-2       7.01000%
 A-3   294751 AC6      0.00000000        5.99166690    1000.00000000            A-3       7.19000%
 A-4   294751 AD4      0.00000000        6.15000000    1000.00000000            A-4       7.38000%
 A-5   294751 AE2      0.00000000        6.29166677    1000.00000000            A-5       7.55000%
---------------------------------------------------------------------        ------------------------

================================================================================

IF THERE ARE ANY QUESTIONS OR COMMENTS, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW

      ---------------------------------------------------------
        ARANKA PAUL
        THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
        450 WEST 33RD STREET, 15TH FLOOR
        NEW YORK, NEW YORK 10001
        (212) 946-3236
      ---------------------------------------------------------


[LOGO] CHASE                        (C) COPYRIGHT 1997, THE CHASE MANHATTAN BANK

--------------------------------------------------------------------------------------------
                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-1
                        STATEMENT TO CERTIFICATEHOLDERS
============================================================================================
     DISTRIBUTION: 26-Dec-97                                            PAGE # 2
     RECORD DATE:  24-Dec-97
SEC. 4.03 (a) (i)   TOTAL PRINCIPAL DISTRIBUTION                               951,509.52
                         SCHEDULED PRINCIPAL DUE                               120,182.30
                         CURTAILMENTS                                           11,616.92
                         PAYOFFS                                               819,710.30
                         REPURCHASES PRINCIPAL BALANCE                               0.00
                         LIQUIDATION PROCEEDS                                        0.00
                         LOAN LOSSES                                                 0.00
                         SUBSTITUTE LOAN ADJUSTMENT AMOUNT                           0.00
                         PRINCIPAL SHORTFALL                                         0.00

SEC. 4.03 (a) (ii)   TOTAL INTEREST DISTRIBUTION
                                                       PREVIOUSLY      CURRENT       TOTAL
                                          SCHEDULED      UNPAID       INTEREST     INTEREST
                                          INTEREST      INTEREST      SHORTFALL    SHORTFALL
                                         ----------    ----------     ---------    ---------
     CLASS A-1 DISTRIBUTION              132,604.65       0.00           0.00        0.00
     CLASS A-2 DISTRIBUTION              141,368.33       0.00           0.00        0.00
     CLASS A-3 DISTRIBUTION               86,879.17       0.00           0.00        0.00
     CLASS A-4 DISTRIBUTION               73,800.00       0.00           0.00        0.00
     CLASS A-5 DISTRIBUTION              133,015.94       0.00           0.00        0.00

SEC. 4.03 (a) (iii)  TOTAL SHORTFALL
                                                         ALLOC          ALLOC
                                                         TO INT        TO PRIN     SHORTFALL
                                                         ------        -------     ---------
     CLASS A-1 DISTRIBUTION                               0.00           0.00        0.00
     CLASS A-2 DISTRIBUTION                               0.00           0.00        0.00
     CLASS A-3 DISTRIBUTION                               0.00           0.00        0.00
     CLASS A-4 DISTRIBUTION                               0.00           0.00        0.00
     CLASS A-5 DISTRIBUTION                               0.00           0.00        0.00

SEC. 4.03 (a) (v)    POOL SCHEDULED PRINCIPAL BALANCE                       94,983,072.22

SEC. 4.03 (a) (vi)   SERVICING FEES                                             39,696.28

SEC. 4.03 (a) (viii) ADVANCES INCLUDED IN CURRENT DISTRIBUTION                 279,573.66
                     AGGREGATE AMOUNT OF ADVANCES OUTSTANDING                  279,573.66

[LOGO] CHASE                        (C) COPYRIGHT 1997, THE CHASE MANHATTAN BANK





--------------------------------------------------------------------------------------------
                              EQUITY ONE ABS, INC.
                MORTGAGE PASS-THROUGH CERTIFICATES SERIES 1997-1
                        STATEMENT TO CERTIFICATEHOLDERS
============================================================================================
     DISTRIBUTION: 26-Dec-97                                            PAGE # 3
     RECORD DATE:  24-Dec-97


SEC. 4.03 (a) (ix)     PERIOD      NUMBER     PERCENTAGE      PRIN. BALANCE      PERCENTAGE
                       ------      ------     ----------      -------------      ----------
     DELINQUENCIES   1 - 30 DAYS    215         19.42%        17,899,060.26        18.84%
                    30 - 60 DAYS     29          2.62%         2,364,483.23         2.49%
                    61 - 90 DAYS      5          0.45%           315,671.30         0.33%
                        91+ DAYS      2          0.18%           153,221.51         0.16%

       FORECLOSURE   1 - 30 DAYS      0          0.00%                 0.00         0.00%
                    30 - 60 DAYS      0          0.00%                 0.00         0.00%
                    61 - 90 DAYS      1          0.09%            57,070.33         0.06%
                        91+ DAYS      5          0.45%           470,426.66         0.50%

SEC. 4.03 (a) (x)    LOANS THAT BECAME REO PROPERTY DURING REPORTING PERIOD:        NONE

SEC. 4.03 (a) (xi)   OUTSTANDING REO PROPERTIES  NUMBER       PRINCIPAL BAL     MARKET VALUE
                                                 ------       -------------    ------------
                                                    0                  0.00         0.00

SEC. 4.03 (a) (xii)  AMOUNTS WITHDRAWN FROM SPREAD ACCT
                     FOR DEPOSIT TO DISTRIBUTION ACCT                               0.00

SEC. 4.03 (a) (xiii) MONTHLY SPREAD ACCT DEPOSIT AMOUNT                       499,720.43
                     SPREAD ACCT DEPOSIT PERCENTAGE                                  100%
                     SPREAD ACCT DEPOSIT AMOUNT                               499,720.43
                     SPREAD ACCT EXCESS                                             0.00

SEC. 4.03 (a) (xiv)  SPREAD ACCT BALANCE AFTER DISTRIBUTION DATE            1,787,382.11

                      * Includes $178,451.79 due to reallocation of prepayments
                     ** Includes $12,855.20 due to Overpayment of Insurance Premium in August 1997

SEC. 4.03 (a) (xv)   SPECIFIED SPREAD ACCT REQUIREMENT                      2,571,040.16


[LOGO] CHASE          (C) COPYRIGHT 1997, THE CHASE MANHATTAN BANK

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